UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2013

     RESPONSE GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33509	11-3525548
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1640 Marengo St., 6th Floor

Los Angeles, California 90033

(323) 224-3900

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 13, 2013, Response Genetics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with National Securities Corporation (the “Underwriter”), pursuant to which the Underwriter agreed to purchase 4,464,443 shares of the Company’s common stock (the “Shares”) at the public offering price of $1.20 per share less an underwriting discount of 5%. The Shares are being offered by the Company pursuant to an effective registration statement on Form S-3 (File No. 333-171266) filed by the Company with the Securities and Exchange Commission on December 17, 2010, as amended, as supplemented by the prospectus supplement dated December 13, 2013 relating to the offering and the accompanying prospectus (the “Offering”). The Underwriter has a 45-day option to purchase up to an additional 669,666 Shares offered in the Offering at the same price to cover over-allotments, if any.

The Company has agreed to be responsible for its expenses in connection with the Offering and to reimburse the Underwriter for up to $75,000 of its expenses, including legal expenses.

The Underwriting Agreement contains customary representations and warranties and covenants relating to the Offering, including an indemnification of the Underwriter against certain liabilities under the Securities Act of 1933, as amended.

The opinion of Willkie Farr & Gallagher LLP regarding the validity of the Shares to be sold in the Offering is attached as Exhibit 5.1 to this Current Report on Form 8-K.

The foregoing description of the Offering and the Underwriting Agreement is a summary only, is not intended to be complete, and is qualified in its entirety by reference to, and incorporates by reference, the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

On December 13, 2013, the Company issued a press release announcing the pricing of the Offering, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished with this Current Report on Form 8-K:

Exhibit Number	Document Description

1.1	Underwriting Agreement, dated December 13, 2013, by and between Response Genetics, Inc. and National Securities Corporation.

5.1	Opinion of Willkie Farr & Gallagher LLP, dated December 13, 2013.

99.1	Press Release, dated December 13, 2013, announcing the pricing of the Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESPONSE GENETICS, INC.

Date: December 13, 2013	By:	/s/ Adanech Getachew
Name: Adanech Getachew
Title: General Counsel